Supplement dated April 16, 2021 to the Prospectus dated May 1, 2020 for the
Schwab Retirement Income Variable Annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in the Schwab Retirement Income Variable Annuity prospectus (“Prospectus”) unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life & Annuity Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner.

This Rate Sheet Prospectus Supplement (“Supplement”) should be read, retained, and used in conjunction with the effective Prospectus. If you would like another copy of the current prospectus, you may obtain one by visiting www.PacificLife.com or by calling us at (800) 748-6907 to request a free copy. All Rate Sheet Prospectus Supplements are also available on the EDGAR system at www.sec.gov by typing in the variable annuity product name under EDGAR Search Tools - Variable Insurance Products.

We are issuing this Supplement to provide the Annual Charge, Annual Credit, and Withdrawal Percentages for the Future Income Generator (Single) or (Joint) during the dates outlined below. This Supplement must be used in conjuction with an effective prospectus. For complete information about the Future Income Generator (Single) or (Joint), see the Prospectus.

The percentages below apply for applications (or Regulation 60 paperwork if a replacement)* signed between May 1, 2021 and May 31, 2021. These percentages cannot be changed during this period.

* If your Contract and Rider purchase is through a replacement that involves Regulation 60, the application sign date is not used to determine percentage rates. In this situation, all references to “application” in this supplement refer to the Regulation 60 Authorization to Release Information form.

The percentages may be different than those listed below for applications (or Regulation 60 paperwork if a replacement) signed after May 31, 2021. Please work with your Schwab investment professional, visit www.PacificLife.com or call us at (800) 748-6907 to confirm the most current percentages.

The applicable Annual Charge and Annual Credit for the current period are the following:

Rider Name	Annual Charge Percentage	Annual Credit Percentage
Future Income Generator (Single)	1.35%	5.0%
Future Income Generator (Joint)	1.45%	5.0%

The Withdrawal Percentages for the current period are the following:

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
Before 59½	0%	0%
59½	4.0%	3.5%
60	4.0%	3.5%
61	4.0%	3.5%
62	4.0%	3.5%
63	4.0%	3.5%
64	4.0%	3.5%
65	4.75%	4.25%
66	4.75%	4.25%
67	4.75%	4.25%
68	4.75%	4.25%
69	4.75%	4.25%
70	4.75%	4.25%
71	4.75%	4.25%
72	4.75%	4.25%

Age*	Future Income Generator (Single)	Future Income Generator (Joint)
73	4.75%	4.25%
74	4.75%	4.25%
75	5.0%	4.5%
76	5.0%	4.5%
77	5.0%	4.5%
78	5.0%	4.5%
79	5.0%	4.5%
80	5.0%	4.5%
81	5.0%	4.5%
82	5.0%	4.5%
83	5.0%	4.5%
84	5.0%	4.5%
85 and older	5.0%	4.5%

* The Age range that applies is based on the age of the Designated Life (Single) or the youngest Designated Life (Joint) at the time of the first withdrawal after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurs.

In order for you to receive the percentages reflected above, your application (or Regulation 60 paperwork if a replacement) must be signed within the time period referenced above, your application (or Regulation 60 paperwork if a replacement) must be received, In Proper Form, within 14 calendar days after the end of the period, and we must receive, In Proper Form, the initial Purchase Payment within 90 calendar days after the end of the period. Once the Rider is issued, your percentages will not change as long as you own the Rider (even if an Automatic Reset or Owner-Elected Reset occurs as described in the Reset of Protected Payment Base subsection within each Rider).

Subject to meeting the timelines referenced above, on the issue date, if during the 90 calendar day period current percentage rates have changed since the date you signed your application (or Regulation 60 paperwork if a replacement), the following will apply:

•                  If the Annual Credit Percentage increased, you will receive the higher percentage in effect on the issue date.

•                  If any Withdrawal Percentage increased, you will receive the higher percentages in effect on the issue date.

•                  If the Annual Charge Percentage decreased, you will receive the lower percentage in effect on your issue date.

However, if the Annual Credit and/or any Withdrawal Percentage decreased, or the Annual Charge Percentage increased, you will receive the Annual Credit, Withdrawal and Annual Charge Percentages in effect on the date you signed your application (or Regulation 60 paperwork if a replacement).

If the necessary paperwork and initial Purchase Payment are not received within the timeframes stated above, you will receive the applicable percentages in effect as of the Contract issue date.

If you purchased a Rider, review the Rate Sheet Prospectus Supplement provided to you at Contract issue, review the Rider specifications page you receive for your Contract, speak with your Schwab investment professional, or call us to confirm the percentages applicable to you.

Please work with your Schwab Investment professional or call us at (800) 748-6907 prior to submitting your paperwork if you have any questions.

Form No. NYSRIVARS0521A